UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Two World Financial Center, Building B,
New York, N.Y. 10281
Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B,
New York, N.Y. 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 28, 2012

Date of reporting period:	August 31, 2011

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 27, 2011
To Our Shareholders:

We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2011.

The Net Asset Value per share (“NAV”) of the Fund decreased by 10.3% during the six months. The Fund’s closing market price on the New York Stock Exchange was $7.73, representing a discount of 12.1% to the NAV of $8.80. The net assets of the Fund were $249,222,630 on August 31, 2011.

The Fund’s benchmark—the Russell/ Nomura Small Cap™ Index (“R/N Small Cap Index”)—decreased by 3.9% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2011, the Fund underperformed the R/N Small Cap Index by 6.6%. The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 13.2% and the Nikkei Average Index, a price-weighted index of the 225 leading stocks on the TSE, decreased by 9.7% in U.S. dollar terms for the six months ended August 31, 2011. The Japanese Yen (“Yen”) appreciated by 6.6% against the U.S. dollar during the period.

Rights Offering

The Fund completed its Rights Offering (the "Rights Offering") during August 2011, which resulted in the issuance of an additional 7,091,723 Fund shares at $7.60 per share. The net proceeds to the Fund amounted to approximately $49.5 million after offering fees and expenses of $2.7 million. The Fund intends to concentrate its investments in a reduced number of issuers and to use the proceeds of the Rights Offering to increase its holdings of those issuers.

The Portfolio

Equity holdings represented 99.4% of the Fund’s net assets at August 31, 2011. The Fund held 132 portfolio companies, of which 118 were TSE First Section stocks, one was a TSE Second Section stock, six were JASDAQ stocks and seven were other smaller capitalization stocks, comprising 86.8%, 0.2%, 5.8%, and 6.6%, respectively, of net assets on August 31, 2011.

Performance

Stock attribution analysis shows that some holdings such as Itochu Techno-Solutions Corporation and Square Enix Holdings Co., Ltd. in the Information and Software sector, and Rakuten, Inc. in the Services sector, made positive contributions to the relative performance. Meanwhile, some stocks such as Hitachi Chemical Company, Ltd. in the Chemicals and Pharmaceuticals sector and Fuji Machine Mfg. Co., Ltd. and Megachips Corporation in the Electronics Appliances sector, detracted from the relative performance during the review period.

Market Review

The R/N Small Cap Index lost 10.3% in local currency terms for the six months ended August 31, 2011. The R/N Small Cap Index outperformed the broad Japanese stock market, measured by the TOPIX, which declined by 19.0% during this period in local currency terms. Amid a steep correction across the broad Japanese stock market, there was less selling pressure on small capitalization stocks compared with the overall Japanese market. The business performance of many small capitalization companies is highly dependent on domestic demand, so their stock price corrections were generally limited compared with those of larger companies, which were vulnerable to overseas market concerns and the continued appreciation of the Yen against the U.S. Dollar.

The sudden decrease in Japanese stock prices following the devastating earthquake and tsunami that hit northeastern Japan on March 11 effectively erased the market's earlier gains. Over the subsequent two trading days, most Japanese stocks were hammered by a massive sell-off triggered by concerns over economic losses from the disaster and the threat of radioactive contamination from the stricken Fukushima Dai-ichi nuclear power plant. At the same time, a surge in the Yen's value compounded the negative sentiment and added to the market turmoil. Successful coordinated currency market intervention by the G7 central banks effectively caused the Yen to fall back again, which helped to resuscitate the equity market from its post-disaster slump. Towards the end of March, the equity market began to stabilize again along with the Yen's depreciation, but prices continued to fluctuate in nervous trading in tandem with news of the nuclear plant situation and concerns about electricity blackouts and supply-chain disruption, which could have an impact on industrial output.

In the April-June quarter, even though the Japanese equity market had been able to stabilize following the massive sell-off that followed the Great East Japan earthquake, disruption to manufacturing supply chains, ongoing problems surrounding the Fukushima Dai-ichi nuclear power plant, and political disarray caused by a divided parliament and a weakened prime minister continued to weigh on Japanese stock prices. The TOPIX extended its losses in the second quarter. The R/N Small Cap Index also lost in the same period. Uncertainty about the overall extent of the economic losses and the negative impact on corporate earnings from supply chain disruption continued to drag the market lower during the review period. Economic indicators from the U.S. were also disappointing, and surprisingly weak numbers such as May employment data have exacerbated the global sense of unease about the U.S. economy and placed downward pressure on the Japanese market too. Meanwhile, investor sentiment was also vulnerable to monetary policy tightening in China as well as the protracted uncertainty over how the sovereign debt crisis in Europe might play out. However, by the end of the second quarter, action to avoid a full-scale sovereign debt crisis in Europe together with a steady recovery in domestic production contributed to a rebound in Japanese equity prices towards the end of June.

The prolonged market downturn in Japan through July and August accompanied a steep drop in equity markets worldwide amid a backdrop of deepening uncertainty about the prospects for the global economy. With no immediate prospect of a resolution to the sovereign debt issues in Europe and a surprise downgrade to the credit rating of the United States by Standard & Poor’s, market sentiment has deteriorated rapidly and therefore weighed on global equity prices. Negative external factors, including an increase in the value of the Yen, eventually overwhelmed the nascent optimism about the earnings growth of Japanese companies. Export-oriented sectors, including Automobile Equipment and Parts, underperformed mainly due to concerns that the strengthening Yen would detract from the earnings of companies in these sectors.

Outlook and Strategy

Increased volatility within the capital markets could persist for some time given the current uncertainty surrounding global macroeconomic conditions. Several indicators are now pointing to a slowdown in global economic growth, and the markets have been responding quickly to incorporate a possible downturn ahead. Nevertheless, from a valuation perspective, the downside for Japanese equities could be limited, although headwinds from a rise in the Japanese yen and weakening global demand could still have a negative impact on corporate earnings growth.

Macroeconomic forecasts for the major developed economies have been revised down as sovereign credit concerns in Europe and the U.S. are expected to result in sluggish near-term demand. Slow restructuring of the heavily indebted peripheral EU countries is expected to weigh on the broader European economy, while support from the wealthier creditor countries such as Germany could be limited by domestic electoral opposition to covering the debts of other member states. In contrast, we believe fiscal conditions in the U.S. are sustainable and should not raise any major credit concerns. Nevertheless, the U.S. economic recovery has been slower than estimated and fiscal support to accelerate the economic recovery seems unlikely due to the deep partisan congressional divide on issues such as taxation and fiscal spending. Markets are therefore likely to focus on forthcoming decisions from the Federal Reserve, but we are doubtful whether monetary policy alone will be enough to resuscitate U.S. economic fundamentals to any substantial degree.

Japan's Corporate sector has achieved a swift recovery from the devastating impact on business conditions following the earthquake in March, but earnings momentum now seems to be waning as production recovers to pre-disaster levels. Moreover, weakening global demand and the persistently strong Japanese Yen could undermine the outlook for corporate earnings growth in the near term.

In the meantime, the Japan equity market is trading close to levels seen during the financial crisis of 2008-09. The current P/B ratio of 0.99 (Nomura 400) appears to have priced in these depressed earnings prospects. Nonetheless, Japanese companies have re-

structured their businesses to lower their breakeven costs substantially in recent years. Therefore, the downside risk to corporate earnings should be more limited compared with the slump observed in 2008-09. In the meantime, the current P/E ratios are 13.6 and 10.6 (Nomura 400) for fiscal years 2011 and 2012, respectively. While earnings may fluctuate along with changes in underlying assumptions on economic fundamentals, the P/E ratio looks fair in comparison with other markets.

In terms of the small cap market, the current P/B ratio of 0.83 (R/N Small Cap Index) is still lower than the overall market's valuation in terms of book value. However, small cap stocks have already generated a relatively strong performance over the past few months because this market is more domestically oriented and therefore tolerant of weak overseas economic growth. Therefore, the relative appeal of the small cap market has faded to some extent.

Prime Minister Yoshihiko Noda took over at the end of August amid low expectations for his new administration given the inability of his two Democratic Party of Japan predecessors to maintain their initial public approval ratings or to take concrete initiatives to promote a domestic economic recovery. However, we believe the new Prime Minster will be better able to execute his policies and control friction within the ruling party. Reconstruction efforts should therefore support the Japanese economy toward next fiscal year. However, Prime Minister Noda is known to favor fiscal reconstruction through tax increases, policies that could detract from the economic recovery if implemented.

We will avoid taking aggressive sector strategy positions for the time being and continue to take a neutral position against foreign economic exposure amid the volatile market conditions worldwide. We are also making an effort to add value through stock selection and keep the average portfolio valuation below that of the market.

We appreciate your continuing support of your Fund.

Sincerely,

/s/ Shigeru Shinohara
Shigeru Shinohara
President

  BENCHMARK

The Russell/Nomura Small CapTM Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total MarketTM Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total MarketTM Index. Currently, there are 1,090 securities in the Russell/Nomura Small CapTM Index.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s Website at http://www.sec.gov.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FUND HIGHLIGHTS—AUGUST 31, 2011

(Unaudited)

KEY STATISTICS
Net Assets	$249,222,630
Net Asset Value per Share	$8.80
Closing NYSE Market Price	$7.73
Percentage Change in Net Asset Value per Share*†	(10.3%)
Percentage Change in NYSE Market Price*†	(19.3%)

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	(10.3%)	(3.9%)
TOPIX	(19.0%)	(13.2%)
Nikkei Average	(15.7%)	(9.7%)

*	From March 1, 2011 through August 31, 2011.
†	Reflects the percentage change in share price.

ASSET ALLOCATION
Japanese Equities
TSE First Section Stocks	86.6%
JASDAQ Stocks	0.2%
TSE Second Section Stocks	5.8%
Other Smaller Capitalization Stocks	6.6%
Cash and Cash Equivalents	0.3%
Total Investments	99.7%
Other Assets less Liabilities, Net	0.3%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Services	18.3	Iron and Steel	3.5
Electronics	17.5	Banks and Finance	3.2
Information and Software	12.4	Transportation	2.5
Retail	8.7	Telecommunications	1.6
Miscellaneous Manufacturing	8.5	Food Manufacturing	1.5
Machinery and Machine Tools	6.9	Restaurants	0.6
Chemicals and Pharmaceuticals	5.6	Textiles and Apparel	0.5
Real Estate and Warehouse	3.9	Wholesale	0.5
Automotive Equipment and Parts	3.6

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
	Market	% of
Security	Value	Net Assets
Nippon Chemi-Con Corporation	$7,572,002	3.0
Rakuten, Inc.	7,382,962	3.0
Otsuka Corporation	6,958,369	2.8
Disco Corporation	6,732,370	2.7
Kakaku.com, Inc.	6,522,460	2.6
Square Enix Holdings Co., Ltd.	6,413,685	2.6
Shinko Electric Industries Co., Ltd.	6,068,745	2.4
Aeon Credit Service Co., Ltd.	5,802,036	2.3
Itochu Techno-Solutions Corporation	5,642,102	2.3
MegaChips Corporation	5,429,220	2.2

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
EQUITY SECURITIES

Automotive Equipment and Parts
Exedy Corporation	20,100	$336,411	$689,924	0.3
Drivetrain products
Keihin Corporation	32,300	510,733	600,783	0.2
Automotive and machinery parts
Musashi Seimitsu Industry Co., Ltd.	193,200	4,180,045	4,671,852	1.9
Ball joints, camshafts, and gears
Nihon Parkerizing Co., Ltd.	35,000	454,551	468,466	0.2
Rustproof and heat treatment
Nissin Kogyo Co., Ltd.	29,800	484,370	465,083	0.2
Brake systems
Tokai Rika Co., Ltd.	55,300	1,122,373	950,520	0.4
Electronic parts
Toyoda Gosei Co., Inc.	61,400	1,442,535	1,101,115	0.4
Resin and rubberparts
Total Automotive Equipment and Parts		8,531,018	8,947,743	3.6

Banks and Finance
The Aichi Bank, Ltd.	27,400	2,341,213	1,482,727	0.6
General banking services
The Bank of Iwate, Ltd.	14,700	833,239	652,330	0.2
General banking services
JFE Shoji Holdings, Inc.	139,000	687,345	621,371	0.2
Manages financial operations
The Keiyo Bank, Ltd.	273,000	1,321,453	1,427,358	0.6
General banking services
Matsui Securities Co., Ltd.	54,000	363,339	246,337	0.1
Online brokerage
The Mie Bank, Ltd.	592,000	2,493,600	1,485,707	0.6
General banking services
The Musashino Bank, Ltd.	32,000	1,000,210	1,111,770	0.4
Regional bank
The San-in Godo Bank, Ltd.	178,000	1,447,937	1,302,921	0.5
General banking services
Total Banks and Finance		10,488,336	8,330,521	3.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Chemicals and Pharmaceuticals
Adeka Corporation	382,900	$3,718,799	$3,823,745	1.5
Resin products
Daicel Chemical Industries, Ltd.	215,000	1,280,505	1,295,536	0.5
Organic/inorganic chemicals
Dainippon Sumitomo Pharma Co., Ltd.	58,600	530,677	594,387	0.2
Pharmaceuticals manufacturer
Daiso Co., Ltd.	184,000	507,662	661,395	0.2
Caustic soda
Hitachi Chemical Company, Ltd.	92,700	1,741,267	1,600,637	0.6
Semiconductor materials
Kaken Pharmaceuticals Co., Ltd.	37,000	323,014	515,548	0.2
Pharmaceuticals and agrochemicals
Koatsu Gas Kogyo Co., Ltd.	245,000	1,396,088	1,562,774	0.6
High-pressured gases and chemicals
Rohto Pharmaceutical Co., Ltd.	330,000	3,686,286	4,115,025	1.7
Pharmaceuticals manufacturer
Sekisui Plastics Co., Ltd.	161,000	748,993	660,793	0.2
Framed plastics and resin products
Total Chemicals and Pharmaceuticals		13,933,291	14,829,840	5.7

Electronics
Alpine Electronics, Inc.	329,400	4,281,540	4,451,991	1.8
Car audio and navigation systems
Foster Electric Company, Limited	29,400	773,920	436,168	0.2
Speaker systems
Funai Electric Co., Ltd.	152,100	4,046,369	3,799,269	1.5
Audio-visual equipment
Fuji Machine Mfg. Co., Ltd.	197,800	3,253,424	3,467,091	1.4
Automated assembly machines
Fujitsu General Limited	109,000	481,750	809,254	0.3
Air conditioners
Japan Aviation Electronics Industry, Limited	110,000	740,680	848,311	0.3
Aerospace electronic devices
MegaChips Corporation	353,500	5,724,035	5,429,220	2.2
Large-Scale-Integration circuits
Nippon Chemi-Con Corporation	1,376,000	7,946,481	7,572,002	3.0
Electronic components and circuit products
The Okinawa Electric Power Company, Incorporated	73,000	3,344,250	3,444,611	1.4
Thermal power

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Sanshin Electronics Co., Ltd.	213,600	$2,432,934	$1,733,816	0.7
Semiconductors
Shinko Electric Industries Co., Ltd.	845,700	7,143,372	6,068,745	2.4
Semiconductor packages
Siix Corporation	147,000	2,102,832	1,888,779	0.8
Video, audio, and office equipment
Tomen Devices Corporation	34,800	739,770	861,528	0.3
Semiconductors
Toshiba Tec Corporation	681,000	2,938,368	2,812,836	1.1
Point of Sale systems
UT Holdings Co., Ltd.	159	131,370	133,011	0.1
Servomotors and industrial robots
Total Electronics		46,081,095	43,756,632	17.5

Food Manufacturing
Fuji Oil Co., Ltd.	71,200	976,322	1,137,264	0.5
Palm oil and coconut oil
J-Oil Mills, Inc.	253,000	772,543	770,525	0.3
Cooking oil
Marudai Food Company, Ltd.	46,000	143,052	158,735	0.1
Fresh meat
Nippon Flour Mills Co., Ltd.	38,000	183,766	178,315	0.1
Flour
Warabeya Nichiyo Co., Ltd.	107,700	1,325,878	1,330,325	0.5
Prepared boxed lunches
Total Food Manufacturing		3,401,561	3,575,164	1.5

Information and Software
Cookpad Inc.	90,900	2,182,077	1,952,143	0.8
Operates cooking recipes websites
IT Holdings Corporation	36,300	427,510	351,114	0.1
Network solutions
Itochu Techno-Solutions Corporation	131,400	4,564,082	5,642,102	2.3
Computer network systems developer
Kakaku.com, Inc.	176,700	6,180,963	6,522,460	2.6
Price comparison and product information
NSD Co., Ltd.	70,400	721,295	616,535	0.2
Computer software development
Otsuka Corporation	101,400	6,357,279	6,958,369	2.8
Computer information system developer

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Sato Corporation	177,300	$2,025,410	$2,398,608	1.0
Automation recognition systems
Square Enix Holdings Co., Ltd.	267,400	5,091,616	6,413,685	2.6
Entertainment software
Total Information and Software		27,550,232	30,855,016	12.4

Iron and Steel
Hanwa Co., Ltd.	885,000	3,595,059	3,817,398	1.5
Steel imports/exports
Hitachi Metals Ltd.	81,000	1,075,253	972,995	0.4
Specialty steel and metal products
Neturen Co., Ltd.	423,700	3,695,663	3,511,219	1.4
Induction hardening equipment
Pacific Metals Co., Ltd.	62,000	503,486	413,306	0.2
Ferronickel, stainless steel, and metal powder
Total Iron and Steel		8,869,461	8,714,918	3.5

Machinery and Machine Tools
Ashi Daimond Industrial	46,000	824,176	865,826	0.3
HandMachine Tools
CKD Corporation	46,600	417,806	340,493	0.1
Industrial machinery
Disco Corporation	141,500	8,312,942	6,732,370	2.7
Industrial machinery
Hisaka Works, Ltd.	34,000	397,108	410,195	0.2
Heat exchangers and evaporators
Mimasu Semiconductor Industry Co., Ltd	119,900	1,334,359	1,227,132	0.5
Silicon and gallium
Misumi Group Inc.	33,100	589,762	777,907	0.3
Precision machinery parts
Taiho Kogyo Co., Ltd.	180,200	1,657,601	1,596,962	0.6
Metal forgings
THK Co., Ltd.	217,500	5,519,057	4,449,219	1.8
Linear motion systems
Trusco Nakayama Corporation	49,900	751,775	1,014,241	0.4
Industrial machinery
Total Machinery and Machine Tools		19,804,586	17,414,345	6.9

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Miscellaneous Manufacturing
Aida Engineering, Ltd.	93,900	$446,142	$457,322	0.2
Automatic presses and transfer press systems
Asahi Intecc Co., Ltd.	45,900	1,146,945	1,271,917	0.5
Medical tools
Daiichikosho Co., Ltd.	61,400	943,084	1,178,963	0.5
Karaoke equipment
Fujimi Incorporated	37,900	543,106	444,862	0.2
Silicon wafer polishing materials
Fuji Seal International, Inc.	16,800	390,149	322,802	0.1
Packaging-related materials
Furukawa-Sky Aluminum Corporation	130,000	355,878	414,613	0.2
Aluminum products
Hogy Medical Co., Ltd.	54,400	2,494,233	2,435,396	1.0
Medical supply products
Horiba, Ltd.	15,000	360,528	488,203	0.2
Measuring instruments and analysers
Japan Digital Laboratory Co., Ltd.	115,300	1,345,024	1,333,776	0.5
Computers for accounting and financial use
Kansai Paint Co., Ltd.	89,000	708,820	818,979	0.3
Paint
Komori Corporation	62,000	539,585	430,325	0.2
Offset printing machines
Mitsui Mining & Smelting Co., Ltd.	355,000	1,108,236	1,067,251	0.4
Non-ferrous metals
Nihon Kohden Corporation	188,500	3,772,994	4,890,824	2.0
Medical equipment
Nitta Corporation	51,300	752,386	1,101,704	0.4
Processed rubber products
Sumitomo Forestry Co., Ltd.	45,400	369,375	395,815	0.2
Lumber and wood-related construction materials
Toagosei Co., Ltd.	90,000	448,330	449,382	0.2
Inorganic/organic chemicals
Toyo Tanso Co., Ltd.	79,100	3,742,205	3,536,004	1.4
Carbon and graphite
Total Miscellaneous Manufacturing		19,467,020	21,038,138	8.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Real Estate and Warehouse
Daibiru Corporation	274,100	$2,825,548	$1,906,035	0.8
Leases office buildings, apartments and hotels
Hajime Construction Co., Ltd.	24,900	648,975	691,621	0.3
Residential properties
Nihon Eslead Corporation	78,800	663,517	702,459	0.3
Condominiums
Resorttrust, Inc.	176,900	2,445,795	2,955,077	1.2
Timeshare resort hotels
The Sankei Building Co., Ltd.	27,400	186,554	140,035	0.1
Leases office buildings and store spaces
Sumitomo Real Estate Sales Co., Ltd.	22,460	883,878	984,946	0.4
Brokerage Services
The Sumitomo Warehouse Co., Ltd.	134,000	629,081	639,305	0.3
Warehousing and freight transportation business
Takasago Thermal Engineering Co., Ltd.	117,500	1,011,766	998,301	0.4
Air-conditioning facilities
TOC Co., Ltd.	36,300	152,639	166,068	0.1
Commercial building leasing
Total Real Estate and Warehouse		9,447,753	9,183,847	3.9

Restaurants
Kura Corporation	88,100	1,298,649	1,193,015	0.5
Sushi
Watami Co Ltd.	10,300	235,151	238,164	0.1
Japanese style pub, chain
Total Restaurants		1,533,800	1,431,179	0.6

Retail
Arcs Company, Limited	162,600	2,705,635	2,947,862	1.2
Supermarkets and discount stores
Don Quijote Co., Ltd.	25,800	681,670	968,533	0.4
Discount stores
Felissimo Corporation	63,700	1,350,245	890,076	0.4
Catalog shopping
Heiwado Co., Ltd.	201,100	2,527,911	2,562,872	1.0
Supermarkets
J. Front Retailing Co., Ltd.	262,000	1,085,670	1,174,642	0.5
Department stores and supermarkets
Komeri Co., Ltd.	17,100	390,865	496,873	0.2
Home center chain

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Ministop Co., Ltd.	69,400	$912,023	$1,302,639	0.5
Convenience stores
Mitsui Matsushima, Co., Ltd.	2,174,000	4,355,697	4,290,883	1.7
Coal
Saint Marc Holdings Co., Ltd.	48,100	1,842,658	1,895,582	0.8
Bakery
Sundrug Co., Ltd.	12,800	313,013	405,056	0.1
Drug store chain
Xebio Co., Ltd.	167,900	3,625,165	3,930,578	1.6
Sporting goods
Yaoko Co., Ltd.	21,700	645,340	774,342	0.3
Supermarkets
Total Retail		20,435,892	21,639,938	8.7

Services
Accordia Golf Co., Ltd.	842	723,579	665,852	0.3
Gold courses and country clubs
Aeon Credit Service Co., Ltd.	390,400	5,414,928	5,802,036	2.3
Credit cards
Aeon Delight Co., Ltd.	60,600	1,141,756	1,283,210	0.5
Building maintenance
Benefit One Inc.	719	568,110	516,894	0.2
Benefit programs
Daiseki Co., Ltd.	222,900	4,456,281	4,390,697	1.8
Waste disposal
Fuyo General Lease Co., Ltd.	132,500	3,684,921	4,840,697	1.9
Machinery leasing
Message Co., Ltd.	948	2,774,821	3,407,620	1.4
Nursing facilities
Mitsubishi UFJ Lease and Finance Company Limited	13,230	534,665	532,624	0.2
Leasing
Moshi Moshi Hotline, Inc.	37,300	844,948	705,485	0.3
Marketing
NEC Networks & System Integration Corporation	181,100	2,211,447	2,793,255	1.1
Communication systems
Nippo Corporation	82,000	534,959	715,979	0.3
Heavy construction
Park24 Co., Ltd.	454,700	4,955,706	5,253,968	2.1
Parking garages
Rakuten, Inc.	6,545	6,049,337	7,382,962	3.0
Manages consumer websites

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS—Continued

AUGUST 31, 2011

(Unaudited)

	Shares	Cost	Market Value	% of Net Assets

Ricoh Leasing Company, Ltd.	24,400	$499,669	$551,436	0.2
Office automation equipment leasing
Sky Perfect JSAT Holdings, Inc.	10,250	4,270,514	5,071,074	2.0
Broadcasting and data transmission
Taihei Dengyo Kaisha, Ltd.	42,000	319,806	318,960	0.1
Chemical plant engineering
Toppan Forms Co., Ltd.	179,300	1,574,898	1,424,932	0.6
Printing company
Total Services		40,560,345	45,657,681	18.3

Telecommunications
Comsys Holdings Corporation	92,800	860,788	931,578	0.4
Maintains telecommunication facilitiest
Hitachi Kokusai Electric Inc.	201,000	1,732,248	1,374,067	0.6
Wireless communication equipment
NEC Mobiling, Ltd.	15,000	412,192	545,258	0.2
Cellular phones software
Toei Company, Ltd.	243,000	1,224,695	1,041,814	0.4
Movies, tv programs, and video software
Total Telecommunications		4,229,923	3,892,717	1.6

Textiles and Apparel
ABC-Mart, Inc.	19,900	702,554	754,330	0.3
Shoes
Tokai Corp.	25,700	525,165	532,106	0.2
Linen supply
Total Textiles and Apparel		1,227,719	1,286,436	0.5

Transportation
Kintetsu World Express Inc.	114,500	3,208,270	3,460,218	1.4
Distribution services
Seino Holding Co., Ltd.	58,000	407,155	419,999	0.2
Comprehensive services
Senko Co., Ltd.	598,000	2,022,762	2,196,432	0.9
Trucking and warehousing
Total Transporation		5,638,187	6,076,649	2.5

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

SCHEDULE OF INVESTMENTS

AUGUST 31, 2011

(Unaudited)

	Principal Amount	Cost	Market Value	% of Net Assets

Wholesale
Paltac Corporation	61,400	$1,057,956	$1,191,002	0.5
Daily necessities
Total Wholesale		1,057,956	1,191,002	0.5
TOTAL INVESTMENTS IN EQUITY SECURITIES		$242,258,175	$247,821,766	99.4

INVESTMENTS IN FOREIGN CURRENCY
Mizuho Corporate Bank, Ltd.
Non-interest bearing account	JPY 54,930,132	$717,994	$717,994	0.3
TOTAL INVESTMENTS IN FOREIGN CURRENCY		717,994	717,994	0.3
TOTAL INVESTMENTS		$242,976,169	$248,539,760	99.7
OTHER ASSETS LESS LIABILITIES, NET			682,870	0.3
NET ASSETS			$249,222,630	100.0

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2011.

Japanese Yen	JPY	¥ 76.505 = $1.00

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2011

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$242,258,175)	$247,821,766
Investments in foreign currency, at market value (cost—$717,994)	717,994
Receivable for investments sold	6,374,447
Receivable for dividends and interest, net of withholding taxes	244,365
Cash and cash equivalents	1,018,956
Total Assets	256,177,528

LIABILITIES:
Payable for investments purchased	5,815,379
Accrued management fees	520,047
Accrued Rights Offering expenses	418,723
Other accrued expenses	200,749
Total Liabilities	6,954,898

NET ASSETS:
Capital stock (par value of 28,333,893 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	287,062,643
Accumulated net realized loss on investments and foreign currency transactions	(46,717,059)
Unrealized net appreciation on investments and foreign currency transactions	5,570,147
Accumulated net investment income	473,510
Net Assets	$249,222,630

Net asset value per share	$8.80

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2011

(Unaudited)

INCOME:
Dividend income (less $160,355 withholding taxes)	$2,130,426
Interest income	352
Total Income		$2,130,778

EXPENSES:
Management fees	983,532
Legal fees	110,400
Custodian fees	103,800
Directors’ fees and expenses	82,800
Auditing and tax reporting fees	45,080
Shareholder reports	28,080
Annual meeting expenses	16,192
Registration fees	12,880
Miscellaneous	6,569
Transfer agency fees	5,624
Insurance	1,760
Total Expenses		1,396,717
INVESTMENT INCOME—NET		734,061

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		3,583,763
Net realized gain on foreign currency transactions		265,280
Net realized gain on investments and foreign currency transactions		3,849,043
Change in net unrealized appreciation on translation of foreign currency transactions
and other assets and liabilities denominated in foreign currency transactions		3,940,727
Change in net unrealized depreciation on investments		(19,701,277)
Net realized and unrealized loss on investments and foreign currency transactions		(11,911,507)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(11,177,446)

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2011 (Unaudited)	For the Year Ended February 28, 2011

FROM INVESTMENT ACTIVITIES:
Net investment income	$734,061	$709,147
Net realized gain on investments	3,583,763	7,413,263
Net realized gain on foreign currency transactions	265,280	240,983
Change in net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(15,760,550)	22,157,379
Increase (decrease) in net assets derived from investment activities	(11,177,446)	30,520,772

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0 and $0.0796 per share, respectively)	0	(1,690,877)
Decrease in net assets derived from distributions to shareholders	0	(1,690,877)

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares issued to shareholders on rights offering	52,189,153	0
Increase in net assets derived from capital share transactions	52,189,153	0

NET ASSETS:
Beginning of period	208,210,923	179,381,028
End of period	$249,222,630	$208,210,923

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS

August 31, 2011 (Unaudited)

1. Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.

The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a) Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Foreign Currency Transactions—Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values on August 31, 2011. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2011. Net unrealized appreciation or depreciation on translation of foreign currency includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at August 31, 2011, resulting from changes in the exchange rate. Net realized gain or loss on foreign currency transactions include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, in-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

terest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized  capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is provided in the form of cash, which will be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2011 and the period ended August 31, 2011, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Income Taxes — A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% (effective 1/1/04 to 12/31/11) and on interest at a rate of 15% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. As of and during the six months ended August 31, 2011, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the six months, the Fund did not incur any interest or penalties.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

At February 28, 2011, the components of accumulated earnings on a tax basis were as follows:

Accumulated capital losses	$(50,490,967)
Unrealized appreciation on
investments	$20,995,187
Total accumulated deficit	$(29,495,780)

The tax character of distributions paid during the fiscal years ended February 28, 2011 and February 28, 2010 were as follows:

	February-11	February-10
Ordinary Income	$1,690,877	$1,130,083
Capital Gains	$0	$0

The Fund has a capital loss carryfoward as of February 28, 2011 of $50,490,967 of which $2,990,577 expires on February 29, 2016 and $28,098,516 expires on February 28, 2017 and $19,401,874 expires on February 28, 2018. In addition, the Fund utilized $5,737,732 of its current year net realized gains against accumulated capital losses.

(e) Capital Account Reclassification — For the year ended February 28, 2011, the Fund’s accumulated net investment loss was decreased by $771,031, the accumulated net realized loss was increased by $241,189, and the paid in capital was decreased by $529,842. These differences were primarily due to the result of the reclassification of foreign currency gains, the tax treatment of passive foreign investment companies, and taxable overdistributions.

(f) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(g) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments as well as the trouble in the nuclear power plant related to the Great East Japan Earthquake in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(h) Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the statement of asset and liabilities.

2. Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

perform its duties. Pursuant to such management agreement, the Manager has  retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund, for which it is compensated by the Manager, not the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, .80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, .70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, .60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and .50% of the Fund’s average weekly net assets in excess of $425 million. Under the Management Agreement, the Fund incurred fees to the Manager of $983,532 for the six months ended August 31, 2011. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $425,331 for the six months ended August 31, 2011. At August 31, 2011, the fee payable to the Manager, by the Fund, was $520,047.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2011. As revised effective January 1, 2010, the Fund pays each Director not affiliated with the Manager $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings. The Chairman of the Board, who is not affiliated with the Manager, is paid an additional annual fee of $5,000. The Chairman of the Audit Committee, presently Mr. Chemidlin, receives an additional annual fee of $1,000 for attendance at any meeting of the Audit Committee held. Such fees and expenses for unaffiliated Directors aggregated $82,800 for the six months ended August 31, 2011.

3. Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended August 31, 2011 were $130,050,148 and $77,958,600, respectively.

As of August 31, 2011, net unrealized appreciation on investments, exclusive of investments in foreign currency and short-term securities, for Federal income tax purposes was $5,563,598 of which $18,968,913 related to appreciated securities and $13,405,315 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies of $717,994, at August 31, 2011 for Federal income tax purposes was $242,258,175.

4. Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of in-

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

puts to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

• Level 1—quoted prices in active markets for identical investments

• Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair vale measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 2009 except for the disclosures surrounding purchases, sales, issuances and settlements, on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. The Fund adopted the applicable portion of the ASU 2010-06 for the year ended February 28, 2011 and period ended August 31, 2011, and the impact of such adoption is limited to additional disclosures in the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2011.

Level	Investments in Securities	Other Financial Instruments
Level 1
Equity Securities*	$247,821,766	-0-
Foreign Currency	717,994	-0-
Level 2	-0-	-0-
Level 3	-0-	-0-

Total	$248,539,760	-0-

* Please refer to the Schedule of Investments for breakdown of the valuation by industry type.

During the six months ended August 31, 2011, there were no transfers between Level 1 and Level 2.

During the six months ended August 31, 2011, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS—Continued

(Unaudited)

5. Rights Offering

The Fund issued to its shareholders of record as of the close of business on July 22, 2011 transferable rights to subscribe for up to an aggregate of 7,091,723 shares of common stock of the Fund at a rate of one share of Common Stock for three Rights held (“Primary Subscription”). During August 2011, the Fund issued a total of 7,091,723 shares of Common Stock on exercise of such Rights at the subscription price of $7.60 per share, compared to a net asset value per share of $9.88 and a market value per share of $8.45. A sales load of 3.75% was included in the subscription price. Offering costs of $650,000 and the sales load were charged directly against the proceeds of the Rights Offering.

6. Recent Accounting Pronouncement

In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS") ("ASU 2011-04").  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carry-forwards may be more likely to expire unused. Additionally, post-enactment capital loss carry-forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

	For the Six Months Ended August 31, 2011 (Unaudited)	For the Year Ended
		February 28,			February 29,	February 28,
		2011	2010	2009	2008	2007
Net asset value, beginning of period	$9.80	$8.44	$6.49	$9.46	$11.80	$15.24
Net investment income (loss)@	0.03	0.03	0.02	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.42)	1.41	1.99	(2.90)	(2.33)	(1.75)
Total from investment operations	(0.39)	1.44	2.01	(2.86)	(2.34)	(1.78)
Distributions from net investment income	-	(0.08)	(0.06)	(0.11)	-	-
Distributions from net capital gains	-	-	-	-	-	(1.66)
Fund Share Transactions
Dilutive effect of Rights Offering*	(0.61)	-	-	-	-	-
Total Fund share transactions	(0.61)	-	-	-	-	-
Net asset value, end of period	$8.80	$9.80	$8.44	$6.49	$9.46	$11.80
Market value, end of period	$7.73	$9.58	$8.13	$5.79	$8.97	$12.98
Total investment return†	(19.3%)	18.9%	41.5%	(34.4%)	(30.9%)	(6.4%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$249,223	$208,211	$179,381	$137,860	$200,924	$250,604
Operating expenses	1.31%**	1.44%	1.46%	1.42%	1.31%	1.32%
Net investment income (loss)	0.69%**	0.38%	0.23%	0.52%	(0.08%)	(0.19%)
Portfolio turnover	38%	57%	66%	76%	51%	86%

†Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
@ Based on average shares outstanding.
* Decrease is due to the Rights Offering.
** Annualized.

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested, directors (the “Independent Directors”). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).

The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 18, 2011. In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 5, 2011, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charges by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser. The lndependent Directors sought and received additional information from the Investment Adviser. The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 18, 2011, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser. These services included both investment advisory services and related services such as the compliance oversight provided by the Manager. Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

lnvestment performance. The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese securities. At the request of the Independent Directors, the Manager also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity se-

JAPAN SMALLER CAPITALIZATION FUND, INC.

Board Review of the Management and Investment Advisory Agreements—Continued

curities of Asian and other non-U.S. issuers. In connection with their review, the Independent Directors noted that the Fund had underperformed its benchmark and other U.S. investment companies with similar objectives for several recent periods. The Manager provided the Board with its analysis of the Fund’s performance and reviewed the new portfolio management team and the recent changes by the Manager and the Investment Adviser to concentrate the Fund’s investments in a significantly reduced number of issuers. The Manager noted that this change, which the Manager and the Investment Adviser were implementing following the Fund’s recently-concluded rights offering, was intended to permit the Fund to benefit from an expected widening in the performance dispersion among securities in Japanese smaller capitalization market. In response to a request by the Independent Directors, the Manager provided an overview of key personnel and related backup plans.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration. The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies. The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective. The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager, which presented information regarding methodologies used to allocate express in considering the profitability of the Agreements to the Manager and the Investment advisor.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreement to the Manager and the Investment Adviser support the continuance of the Agreements.

Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million. The Fund had net assets of approximately $246 million at August 18, 2011 (the date the Agreements were most recently considered).

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2012.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Shigeru Shinohara
Chor Weng Tan

OFFICERS
Shigeru Shinohara, President
Kenneth L. Munt, Vice President
Hiroyuki Nakano, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary and Chief Compliance Officer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281

Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

JAPAN SMALLER CAPITALIZATION FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281

This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young, LLP, and accordingly, they express no opinion thereon.

JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2011

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

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ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  8/31/11 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Shigeru Shinohara
Shigeru Shinohara, President
(Principal Executive Officer)

Date:  November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite, Treasurer
(Principal Financial Officer)

Date:  November 4, 2011

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